Supplemental Information
for the Quarter Ended September 30, 2014

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls. The portfolio at the end of the quarter consisted of 36 geographically diverse enclosed malls, encompassing over 25.5 million square feet in 23 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $191.6 million of net proceeds. On January 13, 2014, Rouse issued 8,050,000 shares of common stock in its equity offering for $150.7 million of net proceeds before deducting for offering expenses.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (property operating expenses, real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Benjamin Schall	Chief Operating Officer
John Wain	Chief Financial Officer
Michael Grant	Chief Accounting Officer
Timothy Salvemini	Chief Administrative Officer
Brian Harper	Executive Vice President, Leasing
Susan Elman	Executive Vice President, General Counsel
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Research Coverage

Daniel Busch	Green Street Advisors	dbusch@greenstreetadvisors.com	(949) 640-8780
Nathan Isbee	Stifel Nicolaus	isbeen@stifel.com	(443) 224-1346
Richard Moore	RBC	rich.moore@rbccm.com	(440) 715-2646
Paul Morgan	MLV	pmorgan@mlvco.com	(415) 325-4187
Craig Schmidt	Bank of America/Merrill Lynch	craig.schmidt@baml.com	(646) 855-3640
Todd Thomas	KeyBanc	tthomas@key.com	(917) 368-2286

Dividend

•	The Board of Directors declared a common stock dividend of $0.17 per share payable on January 30, 2015 to stockholders of record on January 15, 2015.

Common Share Trading Statistics

	September 30, 2014	June 30, 2014
High	$17.87	$17.46
Low	$16.17	$15.93
Close	$16.17	$17.11
Volume	17,227,800	19,452,500

Q3 2014 Supplemental Package	3

Shares Outstanding

	Three Months Ended		Nine Months Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Total common shares outstanding	57,742,605	49,641,636	57,742,605	49,641,636
Net number of common shares issuable assuming exercise of stock options (1)	259,630	621,522	310,889	621,522
Total common shares - diluted(2)	58,002,235	50,263,158	58,053,494	50,263,158
Weighted average common shares outstanding - basic (GAAP)(3)	57,519,412	49,346,798	57,062,578	49,340,373
Weighted average common shares outstanding - diluted (GAAP)(3)(4)	57,519,412	49,346,798	57,062,578	49,340,373

(1) Based upon the weighted average stock price for the three and nine months ended September 30, 2014.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and nine months ended September 30, 2014 and 2013.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q3 2014 Supplemental Package	4

Financial Overview

Consolidated Balance Sheets

(In thousands)	September 30, 2014 (Unaudited)	December 31, 2013

Assets:
Investment in real estate:
Land	$378,354	$353,061
Buildings and equipment	1,846,054	1,595,070
Less accumulated depreciation	(176,421)	(142,432)
Net investment in real estate	2,047,987	1,805,699
Cash and cash equivalents	21,287	14,224
Restricted cash	44,596	46,836
Accounts receivable, net	31,217	30,444
Deferred expenses, net	51,429	46,055
Prepaid expenses and other assets, net	69,506	76,252
Total assets	$2,266,022	$2,019,510

Liabilities:
Mortgages, notes and loans payable, net	$1,587,572	$1,454,546
Accounts payable and accrued expenses, net	123,295	109,683
Total liabilities	1,710,867	1,564,229

Commitments and contingencies	—	—

Equity:
Preferred Stock (1)	—	—
Common stock (2)	578	497
Additional paid-in capital	688,129	565,798
Accumulated deficit	(150,290)	(111,125)
Accumulated other comprehensive loss	(230)	—
Total stockholders' equity	538,187	455,170
Noncontrolling interest	16,968	111
Total equity	555,155	455,281
Total liabilities and equity	$2,266,022	$2,019,510

(1) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding as of September 30, 2014 and December 31, 2013.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 57,746,765 issued and 57,742,605 outstanding as of September 30, 2014 and 49,652,596 issued and 49,648,436 outstanding as of December 31, 2013.

Q3 2014 Supplemental Package	5

Financial Overview

Consolidated Statements of Operations and Comprehensive Loss

	Three Months Ended		Nine Months Ended
(In thousands, except per share amounts)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)
Revenues:
Minimum rents	$51,817	$40,733	$144,608	$119,296
Tenant recoveries	20,518	17,918	58,430	50,254
Overage rents	726	188	2,664	2,479
Other	1,722	1,476	4,711	4,161
Total revenues	74,783	60,315	210,413	176,190
Expenses:
Property operating costs	18,639	16,015	52,535	43,831
Real estate taxes	7,287	6,517	19,553	18,300
Property maintenance costs	2,394	2,158	8,170	8,361
Marketing	572	720	1,653	2,032
Provision for (recovery of) doubtful accounts	271	(136)	659	364
General and administrative	6,132	5,575	18,613	15,675
Provision for impairment	10,665	—	10,665	—
Depreciation and amortization	27,130	15,748	71,593	47,418
Other	1,371	585	2,631	2,052
Total expenses	74,461	47,182	186,072	138,033
Operating income	322	13,133	24,341	38,157

Interest income	34	166	310	492
Interest expense	(26,592)	(18,002)	(63,239)	(59,305)
Loss before income taxes and discontinued operations	(26,236)	(4,703)	(38,588)	(20,656)
Provision for income taxes	(136)	20	(383)	(235)
Loss from continuing operations	(26,372)	(4,683)	(38,971)	(20,891)
Discontinued operations:
Loss from discontinued operations	—	—	—	(23,158)
Gain on extinguishment of debt	—	—	—	13,995
Discontinued operations, net	—	—	—	(9,163)
Net loss	$(26,372)	$(4,683)	$(38,971)	$(30,054)
Net income attributable to noncontrolling interest	(194)	—	(194)	—
Net loss attributable to Rouse Properties Inc.	$(26,566)	$(4,683)	$(39,165)	$(30,054)

Loss from continuing operations per share attributable to Rouse Properties Inc - Basic and Diluted (1)	$(0.46)	$(0.09)	$(0.69)	$(0.42)

Net loss per share attributable to Rouse Properties Inc - Basic and Diluted (1)	$(0.46)	$(0.09)	$(0.69)	$(0.61)

Dividends declared per share	$0.17	$0.13	$0.51	$0.39

Other comprehensive loss:
Net loss	$(26,372)	$(4,683)	$(38,971)	$(30,054)
Other comprehensive loss:
Unrealized gain (loss) on financial instrument	425	—	(230)	—
Comprehensive loss	$(25,947)	$(4,683)	$(39,201)	$(30,054)

(1) Calculated using weighted average number of shares of 57,519,412 and 49,346,798 for the three months ended September 30, 2014 and 2013, respectively, and 57,062,578 and 49,340,373 for the nine months ended September 30, 2014 and 2013, respectively.

Q3 2014 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	September 30, 2014						September 30, 2013
(In thousands, except per share amounts)	(Unaudited)						(Unaudited)
	Consolidated	Discontinued Operations	Noncontrolling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Noncontrolling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$51,817	$—	$(369)	$51,448	$2,347	$53,795	$40,733	$—	$—	$40,733	$3,306	$44,039
Tenant recoveries	20,518	—	(121)	20,397	—	20,397	17,918	—	—	17,918	—	17,918
Overage rents	726	—	(2)	724	—	724	188	—	—	188	—	188
Other	1,722	—	(2)	1,720	—	1,720	1,476	—	—	1,476	—	1,476
Total revenues	74,783	—	(494)	74,289	2,347	76,636	60,315	—	—	60,315	3,306	63,621
Operating Expenses:
Property operating costs (3)	18,639	—	(60)	18,579	(39)	18,540	16,015	—	—	16,015	(32)	15,983
Real estate taxes	7,287	—	(59)	7,228	—	7,228	6,517	—	—	6,517	—	6,517
Property maintenance costs	2,394	—	(5)	2,389	—	2,389	2,158	—	—	2,158	—	2,158
Marketing	572	—	—	572	—	572	720	—	—	720	—	720
Provision for (recovery of) doubtful accounts	271	—	—	271	—	271	(136)	—	—	(136)	—	(136)
Total operating expenses	29,163	—	(124)	29,039	(39)	29,000	25,274	—	—	25,274	(32)	25,242

Net operating income	45,620	—	(370)	45,250	2,386	47,636	35,041	—	—	35,041	3,338	38,379

General and administrative (4)(5)	6,132	—	—	6,132	(35)	6,097	5,575	—	—	5,575	27	5,602
Other (6)	1,371	—	—	1,371	(1,371)	—	585	—	—	585	(585)	—
Subtotal	38,117	—	(370)	37,747	3,792	41,539	28,881	—	—	28,881	3,896	32,777

Interest income	34	—	—	34	—	34	166	—	—	166	—	166
Interest expense
Amortization and write-off of market rate adjustments	(7,129)	—	—	(7,129)	7,129	—	(2,141)	—	—	(2,141)	2,141	—
Amortization and write-off of deferred financing costs	(1,267)	—	—	(1,267)	1,267	—	(1,629)	—	—	(1,629)	1,629	—
Debt extinguishment costs	(259)	—	—	(259)	259	—	—	—	—	—	—	—
Interest on debt	(17,937)	—	78	(17,859)	—	(17,859)	(14,232)	—	—	(14,232)	—	(14,232)
Provision for income taxes	(136)	—	—	(136)	136	—	20	—	—	20	(20)	—
Funds from operations	$11,423	$—	$(292)	$11,131	$12,583	$23,714	$11,065	$—	$—	$11,065	$7,646	$18,711
Funds from operations per share - basic and diluted (7)						$0.41						$0.38
Funds from operations per share - diluted (8)						$0.41						$0.37
(1) Represents our partner's share of operations from consolidated properties.
(2) Core adjustments include the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(97) and $(684), above / below market lease amortization of $2,433 and $3,740 and tenant inducement amortization of $11 and $250 for the three months ended September 30, 2014 and 2013, respectively.
(3) Core adjustments include above / below market ground lease amortization of $39 and $32 for the three months ended September 30, 2014 and 2013, respectively.
(4) General and administrative costs include $960 and $754 of non-cash stock compensation expense for the three months ended September 30, 2014 and 2013, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $35 and $(27) for the three months ended September 30, 2014 and 2013, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(7) Calculated using weighted average number of shares of common stock of 57,519,412 and 49,346,798 for the three months ended September 30, 2014 and 2013, respectively.
(8) Assumes 58,002,235 and 50,263,158 diluted shares of common stock for the three months ended September 30, 2014 and 2013, respectively.

Q3 2014 Supplemental Package	7

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Nine Month Period Ended

	September 30, 2014						September 30, 2013
(In thousands, except per share amounts)	(Unaudited)						(Unaudited)
	Consolidated	Discontinued Operations	Noncontrolling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Noncontrolling Interest (1)	Rouse Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (2)	$144,608	$—	$(369)	$144,239	$8,666	$152,905	$119,296	$3,117	$—	$122,413	$10,543	$132,956
Tenant recoveries	58,430	—	(121)	58,309	—	58,309	50,254	1,475	—	51,729	—	51,729
Overage rents	2,664	—	(2)	2,662	—	2,662	2,479	72	—	2,551	—	2,551
Other	4,711	—	(2)	4,709	—	4,709	4,161	148	—	4,309	—	4,309
Total revenues	210,413	—	(494)	209,919	8,666	218,585	176,190	4,812	—	181,002	10,543	191,545
Operating Expenses:
Property operating costs (3)	52,535	—	(60)	52,475	(106)	52,369	43,831	1,676	—	45,507	(93)	45,414
Real estate taxes	19,553	—	(59)	19,494	—	19,494	18,300	301	—	18,601	—	18,601
Property maintenance costs	8,170	—	(5)	8,165	—	8,165	8,361	292	—	8,653	—	8,653
Marketing	1,653	—	—	1,653	—	1,653	2,032	49	—	2,081	—	2,081
Provision for (recovery of) doubtful accounts	659	—	—	659	—	659	364	1	—	365	—	365
Total operating expenses	82,570	—	(124)	82,446	(106)	82,340	72,888	2,319	—	75,207	(93)	75,114

Net operating income	127,843	—	(370)	127,473	8,772	136,245	103,302	2,493	—	105,795	10,636	116,431

General and administrative (4)(5)	18,613	—	—	18,613	(56)	18,557	15,675	—	—	15,675	(67)	15,608
Other (6)	2,631	—	—	2,631	(2,631)	—	2,052	—	—	2,052	(2,052)	—
Subtotal	106,599	—	(370)	106,229	11,459	117,688	85,575	2,493	—	88,068	12,755	100,823

Interest income	310	—	—	310	—	310	492	—	—	492	—	492
Interest expense
Amortization and write-off of market rate adjustments	(9,015)	—	—	(9,015)	9,015	—	(5,689)	(1,131)	—	(6,820)	6,820	—
Amortization and write-off of deferred financing costs	(3,420)	—	—	(3,420)	3,420	—	(6,607)	(103)	—	(6,710)	6,710	—
Debt extinguishment costs	(259)	—	—	(259)	259	—	(1,886)	—	—	(1,886)	1,886	—
Interest on debt	(50,545)	—	78	(50,467)	—	(50,467)	(45,123)	(1,993)	—	(47,116)	—	(47,116)
Provision for income taxes	(383)	—	—	(383)	383	—	(235)	—	—	(235)	235	—
Funds from operations	$43,287	$—	$(292)	$42,995	$24,536	$67,531	$26,527	$(734)	$—	$25,793	$28,406	$54,199
Funds from operations per share - basic and diluted (7)						$1.18						$1.10
Funds from operations per share - diluted (8)						$1.16						$1.08
(1) Represents our venture partner's share of operations from consolidated properties.
(2) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(1,184) and $(2,537), above / below market lease amortization of $9,829 and $12,330 and tenant inducement amortization of $21 and $750 for the nine months ended September 30, 2014 and 2013, respectively.
(3) Core adjustments include above / below market ground lease amortization of $106 and $93 for the nine months ended September 30, 2014 and 2013, respectively.
(4) General and administrative costs include $2,737 and $2,248 of non-cash stock compensation expense for the nine months ended September 30, 2014 and 2013, respectively.
(5) Core adjustments include amounts for the corporate and regional office straight-line rent of $56 and $67 for the nine months ended September 30, 2014 and 2013, respectively.
(6) Core adjustments include property acquisition costs and non-recurring costs related to the transition from Brookfield financial service center.
(7) Calculated using weighted average number of shares of 57,062,578 and 49,340,373 for the nine months ended September 30, 2014 and 2013, respectively.
(8) Assumes 58,053,494 and 50,263,158 diluted common shares for the nine months ended September 30, 2014 and 2013, respectively.

Q3 2014 Supplemental Package	8

Financial Schedules

Core NOI Summary

	Three Months Ended		Nine Months Ended
(In thousands)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)

Consolidated net operating income	$45,620	$35,041	$127,843	$103,302
Add / (less) :
Discontinued operations	—	—	—	2,493
Noncontrolling interests	(370)	—	(370)	—
Core NOI adjustments	2,386	3,338	8,772	10,636
Rouse core net operating income	47,636	38,379	136,245	116,431
Add / (less):
Non same property assets (1)	(15,004)	(7,425)	(40,939)	(22,985)
Lease termination income and other	(901)	(30)	(1,356)	(304)
Same property core net operating income	$31,731	$30,924	$93,950	$93,142
Adjust for legacy litigation expenses and (recoveries)	67	(62)	852	(528)
Same property core net operating income, as adjusted	$31,798	$30,862	$94,802	$92,614
Same property change %, as adjusted (2)	3.03%		2.36%

(1) Represents the acquisitions of Greenville Mall, Chesterfield Towne Center, The Centre at Salisbury, Bel Air Mall and The Mall at Barnes Crossing which were acquired in July 2013, December 2013, December 2013, May 2014, and August 2014, respectively, and the disposition of Boulevard Mall in June 2013. Same Property portfolio also excludes Knollwood Mall and Gateway Mall which are or will be under construction to convert the assets from enclosed malls to open air power centers. The Steeplegate Mall was designated as a special consideration asset as of March 31, 2014 and during the three months ended September 30, 2014, the Company added Collin Creek Mall and Vista Ridge Mall as special consideration assets which are also excluded from our Same Property portfolio. An asset is designated as special consideration when a property has a heightened probability of being conveyed to its lender absent substantive renegotiation.
(2) Including the impact of Collin Creek Mall and Vista Ridge Mall, which were deemed as Special Consideration assets during the three months ended September 30, 2014, Same Property NOI, as adjusted, increased by 0.8% and 0.5% for the three and nine months ended September 30, 2014.

Q3 2014 Supplemental Package	9

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Nine Months Ended
(In thousands, except per share)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)	September 30, 2014 (Unaudited)	September 30, 2013 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
Rouse NOI:	$45,250	$35,041	$127,473	$105,795
Discontinued operations	—	—	—	(2,493)
Noncontrolling interest	370	—	370	—
General and administrative	(6,132)	(5,575)	(18,613)	(15,675)
Other	(1,371)	(585)	(2,631)	(2,052)
Depreciation and amortization	(27,130)	(15,748)	(71,593)	(47,418)
Provision for impairment	(10,665)	—	(10,665)	—
Operating income	$322	$13,133	$24,341	$38,157

Reconciliation of FFO to GAAP Net loss attributable to common stockholders
FFO:	$11,131	$11,065	$42,995	$25,793
Discontinued operations	—	—	—	(22,424)
Noncontrolling interest - Depreciation and amortization	98	—	98	—
Depreciation and amortization	(27,130)	(15,748)	(71,593)	(47,418)
Provision for impairment	(10,665)	—	(10,665)	—
Gain on extinguishment of debt	—	—	—	13,995
Net loss attributable to common stockholders	$(26,566)	$(4,683)	$(39,165)	$(30,054)

Weighted average number of shares outstanding	57,519,412	49,346,798	57,062,578	49,340,373
Net loss per share	$(0.46)	$(0.09)	$(0.69)	$(0.61)

Q3 2014 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Ownership %	Maturity			Rouse Outstanding Balance	Balloon Payment at Maturity	Amortization
		Month	Year	Rate			2014	2015	2016	2017	2018	After	Mortgage Details
Steeplegate Mall (1)	100%	Aug	2014	4.94%	$46,849	$46,849	$—	$—	$—	$—	$—	$—	Non-recourse / fixed
Bel Air Mall	100%	Dec	2015	5.30	111,819	109,045	543	2,231	—	—	—	—	Non-recourse / fixed
Greenville Mall	100%	Dec	2015	5.29	40,800	39,857	200	744	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (2)	100%	Apr	2016	6.87	69,238	64,660	701	2,926	951	—	—	—	Non-recourse / fixed
Washington Park Mall(2)	100%	Apr	2016	5.35	10,599	9,988	94	387	130	—	—	—	Non-recourse / fixed
The Centre at Salisbury	100%	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed
The Mall at Turtle Creek	100%	Jun	2016	6.54	77,899	76,079	252	1,033	536	—	—	—	Non-recourse / fixed
Collin Creek Mall (2)	100%	Jul	2016	6.78	58,663	54,423	536	2,226	1,478	—	—	—	Non-recourse / fixed
Grand Traverse (2)	100%	Feb	2017	5.02	59,724	57,266	243	999	1,043	171	—	—	Non-recourse / fixed
NewPark Mall (3)	100%	May	2017	3.41	65,512	63,050	207	860	915	479	—	—	Non-recourse / floating
Knollwood Mall	100%	Oct	2017	5.35	35,455	31,113	284	1,171	1,615	1,273	—	—	Non-recourse / fixed
West Valley Mall (4)	100%	Sep	2018	3.24	59,000	56,790	—	—	188	1,147	874	—	Non-recourse / fixed
Pierre Bossier	100%	May	2022	4.94	46,845	39,891	192	784	818	866	911	3,384	Non-recourse / fixed
Pierre Bossier Anchor	100%	May	2022	4.85	3,658	2,894	21	86	90	95	100	371	Non-recourse / fixed
Southland Center (MI)	100%	Jul	2022	5.09	76,337	65,085	300	1,230	1,284	1,363	1,435	5,640	Non-recourse / fixed
Chesterfield Towne Center	100%	Oct	2022	4.75	108,519	92,380	420	1,719	1,789	1,892	1,985	8,334	Non-recourse / fixed
Animas Valley	100%	Nov	2022	4.41	50,272	41,844	220	897	931	980	1,025	4,376	Non-recourse / fixed
Lakeland Mall	100%	Mar	2023	4.17	68,357	55,951	304	1,239	1,285	1,348	1,406	6,825	Non-recourse / fixed
Valley Hills Mall	100%	July	2023	4.47	66,769	54,921	276	1,130	1,174	1,237	1,294	6,737	Non-recourse / fixed
Chula Vista Center (5)	100%	July	2024	4.18	70,000	60,814	—	—	—	467	1,175	7,544	Non-recourse / fixed
The Mall at Barnes Crossing	51%	Sep	2024	4.29	34,170	29,764	—	—	—	137	557	3,712	Non-recourse / fixed

Total property level debt				5.05	1,275,485	1,167,664	4,793	19,662	14,227	11,455	10,762	46,923

Property Term Loan (6)(7)		Nov	2018	2.90	260,000	260,000	—	—	—	—	—	—	Recourse/floating
Revolver (6)(7)(8)		Nov	2017	2.91	20,000	20,000	—	—	—	—	—	—	Recourse/floating

Total corporate level debt					280,000	280,000	—	—	—	—	—	—
Total debt outstanding (9)				4.67%	$1,555,485	$1,447,664	$4,793	$19,662	$14,227	$11,455	$10,762	$46,923

Total debt					$1,555,485
Market rate adjustment					(743)
Total debt outstanding					$1,554,742
(1) As of July 21, 2014, a receiver was appointed and the Company along with the special servicer and receiver are working on an orderly transfer of the deed to the Steeplegate Mall mortgage lender or successor lender should the loan be sold in the coming months. The loan matured on August 1, 2014 and was not repaid. As such the loan is in default.
(2) Prepayable without a penalty
(3) LIBOR (30 day) plus 325 basis points.
(4) As of December 31, 2013, the loan related to West Valley Mall was at LIBOR plus 175 basis points. During the nine months ended September 30, 2014, the Company entered into a swap transaction which fixed the interest rate on the loan for this property to 3.24%.
(5) On July 1, 2014, the Company removed Chula Vista Center from the 2013 Senior Facility collateral pool and placed a new non-recourse mortgage loan on the property. The Sikes Senter mortgage loan was repaid on July 1, 2014 with proceeds from the Chula Vista Center refinancing and upon repayment Sikes was added to the 2013 Senior Facility collateral pool with no change to the outstanding 2013 Senior Facility collateral pool balance.
(6) LIBOR (30 day) plus 275 basis points.

Q3 2014 Supplemental Package	11

Financial Schedules

Mortgages, Notes, and Loans Payable

(7) The following properties were allocated to our 2013 Senior Facility collateral pool as of September 30, 2014:

Birchwood Mall	Gateway Mall	Mall St. Vincent	Silver Lake Mall	Three Rivers Mall
Cache Valley Mall	Lansing Mall	North Plains Mall	Spring Hill Mall	Westwood Mall
Colony Square Mall	The Mall at Sierra Vista	Sikes Senter	Southland Mall	White Mountain Mall

(8) As of September 30, 2014, the Company had $20.0 million outstanding on the 2013 Revolver.
(9) Approximately 78% or $1,210.0 million of the Rouse debt had a fixed interest rate and 22% or $345.5 million of the Rouse debt had a variable interest rate.

(In thousands)	2014	2015	2016	2017	2018	After	Total
Balloon payment (1)	$46,849	$148,902	$320,150	$171,429	$316,790	$443,544	$1,447,664
Amortization	4,793	19,662	14,227	11,455	10,763	46,921	107,821
Debt maturity and amortization	$51,642	$168,564	$334,377	$182,884	$327,553	$490,465	$1,555,485
Weighted average interest rate of expiring debt	4.94%	5.30%	6.34%	4.24%	2.96%	4.57%	4.67%
(1) Includes $46.8 million related to the Steeplegate mortgage which will be satisfied by deed in lieu of foreclosure for the year ending 2014.

Q3 2014 Supplemental Package	12

(In thousands)	Rouse Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of January 1, 2014	$1,156,129	$260,000	$48,000	$1,464,129
Bayshore Mall payoff	(27,639)	—	—	(27,639)
Bel Air Mall Acquisition (Assumed debt)	112,504	—	—	112,504
The Mall at Barnes Crossing Acquisition (New Financing) at 51%	34,170	—	—	34,170
Sikes Senter (Payoff)	(54,618)	—	—	(54,618)
Chula Vista Center (New Financing)	70,000	—	—	70,000
Q1 2014 Drawdown on 2013 Revolver	—	—	10,000	10,000
Q1 2014 Paydown on 2013 Revolver	—	—	(58,000)	(58,000)
Q3 2014 Drawdown on 2013 Revolver	—	—	35,000	35,000
Q3 2014 Paydown on 2013 Revolver	—	—	(15,000)	(15,000)
Q1 2014 mortgage loan amortization	(5,182)	—	—	(5,182)
Q2 2014 mortgage loan amortization	(5,111)	—	—	(5,111)
Q3 2014 mortgage loan amortization	(4,768)	—	—	(4,768)
Ending balance as of September 30, 2014	$1,275,485	$260,000	$20,000	$1,555,485

Weighted Average Balance	$1,184,789	$260,000	$5,802	$1,450,591

Q3 2014 Supplemental Package	13

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	September 30, 2014 (Unaudited)	December 31, 2013

Above-market tenant leases, net	$57,739	$68,683
Deposits	627	682
Below-market ground leases, net	3,184	1,781
Prepaid expenses	5,994	4,776
Other	1,962	330
Total prepaid expenses and other assets, net	$69,506	$76,252

Accounts Payable and Accrued Expenses, Net

(In thousands)	September 30, 2014 (Unaudited)	December 31, 2013

Below-market tenant leases, net	$46,779	$40,247
Construction payable	19,229	21,821
Accounts payable and accrued expenses	9,797	10,310
Accrued dividend	9,885	6,454
Accrued interest	7,076	4,213
Accrued real estate taxes	12,098	5,640
Deferred income	6,033	6,539
Accrued payroll and other employee liabilities	5,787	7,942
Tenant and other deposits	1,297	1,249
Asset retirement obligation liability	4,485	4,745
Derivative liability	230	—
Other	599	523
Total accounts payable and accrued expenses, net	$123,295	$109,683

Q3 2014 Supplemental Package	14

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:
($ in thousands)

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Stabilized Yield	Construction Start Date	Substantial Completion Date
Three Rivers Mall Kelso, WA	Convert anchors and unproductive space to Regal Cinemas, Sportsman's Warehouse and high volume restaurants.	103,000	$20,100	$12,205	9 - 10%	Q4 2013	Q4 2014
Knollwood Mall St. Louis Park, MN	De-mall and construct new exterior facing junior boxes including Nordstrom Rack, small shops, and a new outparcel building.	118,000	$32,200	$11,255	9 - 10%	Q4 2013	Q1 2015
Newpark Mall Newark, CA	140,000 SF of new entertainment, including AMC Theater and a two level restaurant pavilion with patio seating.	175,000	$52,500(1)	$9,697	9.5- 10.5%	Q3 2014	Q4 2015
Gateway Mall Springfield, OR	De-mall and construct new exterior facing junior boxes including Marshall's, Hobby Lobby, Petco and new outparcels	288,000	$43,300	$5,775	8 - 9%	Q3 2014	Q4 2015
(1) After deducting the estimated benefit of the NPV of municipal incentives.

Total Portfolio Capital Expenditures:

	Three Months Ended	Nine Months Ended
(In thousands)	September 30, 2014	September 30, 2014
Ordinary capital expenditures (1)	$2,355	$3,781
Cosmetic capital expenditures	1,997	6,284
Tenant improvements and allowances (2)	9,285	17,171
Total	$13,637	$27,236

(1) Includes non-tenant recurring and non-recurring capital expenditures.
(2) Includes tenant improvements and allowances, excluding anchors and strategic projects.

Q3 2014 Supplemental Package	15

Portfolio Operating Metrics

Key Operating Performance Indicators
As of September 30, 2014

GLA Summary (1)
	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
		(GLA in thousands)
Total Rouse Properties Portfolio	36	11,950	6,372	7,184	25,506

Operating Metrics (1)

	Tenant Sales (2)	Occupancy Cost (3)
Total Rouse Properties Portfolio	$314	12.2%

Total Operating Portfolio	$321	12.0%

	Total Rouse Portfolio
	In-Place Rent < 10k SF (4)
	September 30, 2014	September 30, 2013
Freestanding	$20.38	$18.59
Mall	39.86	38.99
Total Rouse Properties Portfolio	$37.74	$36.98

	Same Property Portfolio
	In-Place Rent < 10k SF (4)
	September 30, 2014	September 30, 2013
Freestanding	$19.12	$18.41
Mall	39.46	38.72
Total Same Property portfolio	$37.22	$36.61

(1) See Property Schedule on page 17 for individual details.
(2) Trailing twelve month tenant sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.
(3) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(4) Weighted average rent of mall and freestanding stores as of September 30, 2014 and 2013. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q3 2014 Supplemental Package	16

Portfolio Operating Metrics

Summary of Properties (1)
As of September 30, 2014

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	276,149	188,817	—	464,966	89.0%	89.0%
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	356,653	161,209	59,235	577,097	85.4	78.6
Barnes Crossing, The Mall at	Tupelo, MS	Belk Home, jcpenney, Sears, Belk	384,688	250,965	100,954	736,607	93.8	93.8
Bel Air Mall	Mobile, AL	Belk, jcpenney, Sears, Dillard's, Target	445,344	558,023	333,990	1,337,357	93.0	92.5
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	303,559	161,216	264,918	729,693	94.8	92.5
Cache Valley Mall	Logan, UT	Herberger's, jcpenney	278,021	109,476	—	387,497	94.7	88.2
Chesterfield Towne Center	Richmond, VA	Macy's, jcpenney, Sears, Garden Ridge	485,140	543,572	—	1,028,712	93.7	90.4
Chula Vista Center	Chula Vista, CA	Macy's, jcpenney, Sears, Burlington Coat	320,101	163,232	377,600	860,933	91.0	91.0
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney	356,528	78,440	58,997	493,965	78.9	78.9
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	306,166	—	283,349	589,515	90.3	87.1
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Belk, Dunham's Sports	226,270	178,510	46,051	450,831	93.6	91.4
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat	351,280	276,358	257,353	884,991	92.6	92.2
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's	472,058	210,900	103,000	785,958	95.3	90.8
Mall St. Vincent	Shreveport-Bossier City, LA	Dillard's, Sears	190,236	—	348,000	538,236	85.2	74.9
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat	496,411	207,372	335,870	1,039,653	92.0	81.8
North Plains Mall	Clovis, NM	Dillards, jcpenney, Sears	132,560	170,496	—	303,056	95.1	95.1
Pierre Bossier Mall	Bossier City, LA	jcpenney, Sears, Dillard's, Virginia College	264,937	59,156	288,328	612,421	87.1	82.3
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's	363,930	357,416	140,000	861,346	97.5	97.5
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears	173,914	—	196,492	370,406	97.4	96.4
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,523	374,690	—	666,213	95.4	97.0
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears	148,148	172,253	—	320,401	88.5	86.3
Southland Center	Taylor, MI	jcpenney, Macy's	368,959	215,787	292,377	877,123	96.1	93.5
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,197	445,896	292,000	1,298,093	91.7	78.1
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	484,045	134,148	547,432	1,165,625	81.5	77.0
Three Rivers Mall	Kelso, WA	jcpenney, Macy's	316,658	98,566	—	415,224	83.6	80.5
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	363,248	—	364,199	727,447	89.4	89.5
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	323,096	—	611,516	934,612	89.7	87.5
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,862	122,894	71,402	356,158	95.5	95.5
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target	537,402	236,454	111,836	885,692	95.0	92.8
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	144,336	70,500	301,188	516,024	88.3	88.2
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	243,707	94,482	—	338,189	95.5	93.1
Total Operating Portfolio			10,127,126	5,640,828	5,786,087	21,554,041	91.3%	88.1%
Collin Creek Mall	Plano, TX	Sears, jcpenney, Macy's	325,159	176,259	613,824	1,115,242	87.2	87.2
Gateway Mall	Springfield, OR	Kohl's, Sears, Target	497,941	218,055	113,613	829,609	89.6	77.4
Knollwood Mall	St. Louis Park, MN	Kohl's	383,893	80,684	—	464,577	90.8	69.7
Steeplegate Mall	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	66.1	66.1
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears	392,102	—	670,210	1,062,312	92.0	89.2
Redevelopment and special consideration assets			1,822,868	731,345	1,397,647	3,951,860	87.1%	78.7%
Total Rouse Portfolio			11,949,994	6,372,173	7,183,734	25,505,901	90.6%	86.7%
(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries with the exception of The Mall at Barnes Crossing of which Rouse owns a 51% interest.

Q3 2014 Supplemental Package	17

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of September 30, 2014

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	481	1,066,245	$12.75
Permanent Leasing
2013 and Prior	8	30,562	47.78	0.5%
2014	52	121,755	52.98	2.3%
2015	377	1,022,823	32.70	11.7%
2016	383	1,380,600	30.43	14.7%
2017	354	1,211,659	33.64	14.2%
2018	208	1,033,876	32.86	11.9%
2019	131	757,630	28.30	7.5%
2020	77	497,289	23.25	4.0%
2021	88	643,711	24.66	5.5%
2022	98	453,913	32.49	5.1%
2023	81	390,486	32.77	4.5%
2024	108	738,462	23.53	6.1%
2025 and thereafter	87	1,480,259	23.33	12.0%
Total Permanent Leasing	2,052	9,763,025	$29.29	100%
Total Leasing	2,533	10,829,270

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are freestanding spaces, kiosks and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q3 2014 Supplemental Package	18

Portfolio Operating Metrics

Top Ten Tenants
As of September 30, 2014

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
L Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.2%	281	68	68
Signet Jewelers, Ltd.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	3.6	99	75	75
Foot Locker, Inc.	Champs Sports, Footaction USA, Footlocker, Kids Foot Locker, Lady Footlocker	3.2	237	57	57
jcpenney Company, Inc.	jcpenney	2.6	2,732	29	18(2)
Cinemark USA, Inc.	Cinemark Movies	2.6	394	9	9
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	132	23	23
Sears Holdings Corporation	Sears	1.9	3,326	25	14
Macy's Inc.	Macy's	1.8	2,187	16	5
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.6	234	45	45
Luxottica Retail North America Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.6	87	40	40
Totals		25.0%	9,709	387	354

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q3 2014 Supplemental Package	19

Portfolio Operating Metrics

Leasing Activity
As of September 30, 2014

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF (3)	Average Freestanding Rent PSF
Under 10,000 sq. ft.	36	88,797	8.0	$38.60	$51.49	$42.43	$54.94
Over 10,000 sq. ft.	10	189,501	8.3	11.59	—	13.19	—
Total New Leases	46	278,298	8.2	19.74	51.49	22.02	54.94

Renewal Leases
Under 10,000 sq. ft.	50	189,206	3.1	$29.02	$17.23	$29.39	$17.67
Over 10,000 sq. ft.	3	48,739	4.2	9.43	9.80	9.63	9.80
Total Renewal Leases	53	237,945	3.3	25.63	14.60	25.98	14.89

Sub-Total	99	516,243	5.9	22.21	19.78	23.68	20.51

Percent in Lieu	16	71,639	n.a.	n.a.	n.a	n.a.	n.a

Total Q3 2014	115	587,882	5.9	$22.21	$19.78	$23.68	$20.51
Total Q2 2014	128	565,373
Total Q1 2014	109	529,122
Total 2014	352	1,682,377

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Three Months Ended September 30, 2014	57	227,415	4.0	$26.50	$27.13	$24.27	$2.23	9.2%	$2.86	11.8%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q3 2014 Supplemental Package	20

Glossary of Terms

Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Gross Leasable Area (GLA)	Total gross leasable space at 100%.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Mall	All mall shop locations excluding anchor and freestanding stores.
Occupancy Cost	Ratio of total tenant charges (rent and reimbursement of common area charges, real estate tax and insurance) to comparative sales for tenants less than 10,000 square feet.
Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and freestanding retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Operating Portfolio	Portfolio excluding properties undergoing substantial redevelopment and special consideration properties.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Tenant Sales	Rolling twelve month sales for mall and freestanding stores less than 10,000 square feet for those tenants reporting.

Q3 2014 Supplemental Package	21